SUMMARY PROSPECTUS December 29, 2010

MFS® Cash Reserve Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated December 29, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund’s investment objective is to seek a high level of current income consistent with preservation of capital and liquidity.

CLASS	TICKER SYMBOL
Class A	MSRXX
Class B	MCRXX
Class C	MCCXX
Class 529A	MACXX
Class 529B	MRBXX
Class 529C	MRCXX
Class R1	CRVXX
Class R2	MCRMX
Class R3	CRJXX
Class R4	MCRLX

Summary of Key Information

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. They have been adjusted to reflect certain current fee arrangements.

Shareholder Fees (fees paid directly from your investment):

Share Class	A AND 529A	B AND 529B	C AND 529C	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	4.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	529A	529B	529C	R1	R2	R3	R4
Management Fee	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	1.00%	1.00%	1.00%	0.50%	0.25%	None
Other Expenses	0.29%	0.29%	0.29%	0.39%	0.39%	0.39%	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	0.94%	1.69%	1.69%	1.04%	1.79%	1.79%	1.69%	1.19%	0.94%	0.69%
Fee Reductions and/or Expense Reimbursements (1)	(0.25)%	0.00%	0.00%	(0.25)%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.69%	1.69%	1.69%	0.79%	1.79%	1.79%	1.69%	1.19%	0.94%	0.69%

(1)          The fund’s distributor, MFD, has agreed in writing to waive the Class A service fee, and the Class 529A service fee, to 0.00% of the fund’s average daily net assets annually until modified by a vote of the fund’s Board of Trustees, but such agreements will continue until at least December 31, 2011.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$70	$275	$496	$1,132
Class B Shares assuming
redemption at end of period	$572	$833	$1,118	$1,799
no redemption	$172	$533	$918	$1,799
Class C Shares assuming
redemption at end of period	$272	$533	$918	$1,998
no redemption	$172	$533	$918	$1,998
Class 529A Shares	$81	$306	$550	$1,248
Class 529B Shares assuming
redemption at end of period	$582	$863	$1,170	$1,908
no redemption	$182	$563	$970	$1,908
Class 529C Shares assuming
redemption at end of period	$282	$563	$970	$2,105
no redemption	$182	$563	$970	$2,105
Class R1 Shares	$172	$533	$918	$1,998
Class R2 Shares	$121	$378	$654	$1,443
Class R3 Shares	$96	$300	$520	$1,155
Class R4 Shares	$70	$221	$384	$859

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets in U.S. dollar-denominated money market instruments and repurchase agreements. Money market instruments include bank certificates of deposit and other bank obligations of U.S. and foreign banks; notes, commercial paper, and asset-backed securities of U.S. and foreign issuers; U.S. and foreign government securities; and municipal instruments.

In buying and selling investments for the fund, MFS seeks to comply with industry-standard regulatory requirements for money market funds regarding credit quality, diversification, liquidity, and maturity. MFS stresses maintaining a stable $1.00 share price, liquidity, and income.

Principal Risks

Although the fund seeks to preserve the value of your investment at $1.00 per share, the fund may not achieve its objective and you could lose money on your investment in the fund.  An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate, Credit, and Liquidity Risk:  Although MFS seeks to maintain a stable $1.00 share price for the fund, there is no guarantee that it will be able to do so. A major increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, political, regulatory, geopolitical, or other conditions could cause the fund’s share price to decrease to below $1.00.

Bank Focus Risk:  Events that affect the banking or related industries may have a significant adverse affect on the fund.

Municipal Risk:  The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Foreign Exposure Risk:  Exposure to foreign markets can involve increased risks due to adverse market, economic, political, regulatory, geopolitical, or other conditions.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time.

The fund’s past performance does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.

The total return for the nine-month period ended September 30, 2010 was 0.00%. During the period(s) shown in the bar chart, the highest quarterly return was 1.49% (for the calendar quarter ended December 31, 2000) and the lowest quarterly return was 0.00% (for the calendar quarter ended March 31, 2009; June 30, 2009; September 30, 2009; and December 31, 2009).

Performance Table.

Average Annual Total Returns
(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	(4.00)%	1.75%	1.90%
C Shares	(1.00)%	2.12%	1.81%
529A Shares	0.00%	2.73%	2.38%
529B Shares	(4.00)%	1.57%	1.74%
529C Shares	(1.00)%	1.94%	1.65%
R1 Shares	0.00%	2.03%	1.62%
R2 Shares	0.00%	2.39%	2.00%
R3 Shares	0.00%	2.61%	2.34%
R4 Shares	0.01%	2.85%	2.61%
A Shares	0.01%	2.91%	2.63%

Investment Adviser

MFS serves as the investment adviser for the fund.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class R1, Class R2, Class R3, Class R4	None	None
Class 529A, Class 529B, Class 529C	$250	None

Taxes

If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains. The fund expects that substantially all its distributions will consist of investment income taxable as ordinary income.

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.